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ATHENA BEHAVIORAL TACTICAL FUND
SCHEDULE OF INVESTMENTS (Unaudited)
January 31, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUND — 99.6%
	EQUITY - 99.6%
573,256	iShares MSCI EAFE ETF	$ 43,464,270

	TOTAL EXCHANGE-TRADED FUND (Cost $44,303,322)	43,464,270

	SHORT-TERM INVESTMENT — 0.4%
	MONEY MARKET FUND - 0.4%
196,149	First American Treasury Obligations Fund, Class X, 0.01% (Cost $196,149)(a)	196,149

	TOTAL INVESTMENTS - 100.0% (Cost $44,499,471)	$ 43,660,419
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%	16,062
	NET ASSETS - 100.0%	$ 43,676,481

EAFE	- Europe, Australasia and Far East
ETF	- Exchange-Traded Fund
MSCI	- Morgan Stanley Capital International
(a)	Rate disclosed is the seven day effective yield as of January 31, 2022.